THE ROCKWOOD GROWTH FUND, INC.
                                  P.O. BOX 9043
                            SMITHTOWN, NEW YORK 11787
                            TOLL-FREE 1-888-ROCKWOOD




                                                                January 30, 1997

Fellow Shareholder:

         Enclosed is the proxy statement and proxy card for a special meeting of shareholders of The Rockwood Growth Fund, Inc. ("Rockwood Fund"). Please take this opportunity to review the proxy statement and sign and return the proxy card. Your vote is important and must be counted, no matter how many or how few shares you own.

About the Proposal

         The Board of Directors is asking shareholders to approve a reorganization of Rockwood Fund, which is an Idaho corporation, into a newly formed Maryland corporation called Rockwood Fund, Inc. ("New Fund"). Reorganizing Rockwood Fund as a Maryland corporation is being proposed because Maryland corporate law has been tailored to address issues unique to mutual funds. As a result, Maryland law offers mutual funds certain advantages not found in the corporate statutes of other states. New Fund will have the same fundamental investment objective and policies as Rockwood Fund. In addition, New Fund will have the same investment manager and subadviser as Rockwood Fund. The attached materials provide important information about the proposed reorganization and New Fund. The Board of Directors recommends that you vote in favor of the proposal.

Your Vote is Important - Please Return the Proxy Card Promptly

         Your vote is extremely important and I urge you to complete and return promptly the proxy card in the enclosed envelope. If you have any questions, please call toll-free at 1-888-ROCKWOOD.

                                                   Sincerely,




                                                   Thomas B. Winmill
                                                   Co-President





                         PLEASE VOTE NOW BY SIGNING AND  RETURNING  THE ENCLOSED
            PROXY CARD. Otherwise, your Fund may incur needless delay to solicit sufficient votes for the meeting.

                         THE ROCKWOOD GROWTH FUND, INC.
                                  P.O. BOX 9043
                            SMITHTOWN, NEW YORK 11787
                            TOLL-FREE 1-888-ROCKWOOD

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 21, 1997


TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Meeting") of THE ROCKWOOD GROWTH FUND, INC. ("Rockwood Fund") will be held at the offices of Rockwood Fund at 11 Hanover Square, New York, New York 10005, on February 21, 1997 at 10:30 a.m., to consider and vote upon the following proposal:


                  Approval  of  an  Agreement   and  Plan  of   Conversion   and
                  Liquidation providing for Rockwood Fund to reorganize into Rockwood Fund, Inc., a newly formed Maryland corporation.


         No other business may come before said Meeting or any adjournment thereof. You are entitled to vote at the Meeting and any adjournment thereof if you owned Rockwood Fund shares at the close of business on January 8, 1997. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.


                       By order of the Board of Directors,




                                                     William J. Maynard
                                                     Secretary


January 30, 1997


                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN


IN ORDER TO AVOID THE DELAY OF FURTHER SOLICITATIONS, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY IF YOU DO NOT EXPECT TO ATTEND THE MEETING. NO POSTAGE IS NECESSARY.

                         THE ROCKWOOD GROWTH FUND, INC.

                  --------------------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 1997

                  --------------------------------------------


                                 PROXY STATEMENT

         This proxy statement is being furnished to the shareholders of The Rockwood Growth Fund, Inc. ("Rockwood Fund") in connection with the Board of Directors' solicitation of proxies to be used at the special meeting of the shareholders of Rockwood Fund to be held on February 21, 1997, or any adjournment or adjournments thereof ("Meeting"). This proxy statement will first be mailed to shareholders on or about January 31, 1997.

         A majority of the shares entitled to vote on January 8, 1997 ("Record Date"), represented in person or by proxy, shall constitute a quorum at the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal described in this proxy statement ("Proposal") are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote for the Proposal in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal against such adjournment. A shareholder vote may be taken on the Proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed. If you give no voting instructions, your shares will be voted in favor of the Proposal. The proxy card may be revoked by giving another proxy, by letter or telegram received by Rockwood Fund prior to the Meeting revoking your proxy, or by appearing and voting at the Meeting.

         Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or the Proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the Proposal. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other person entitled to vote and for which the broker does not have discretionary voting authority.

         As of the Record Date, Rockwood Fund had 62,425.34 shares of common stock outstanding. As of this same date, the following persons owned of record and beneficially, in amounts stated after their names, 5% or more of Rockwood Fund's outstanding shares: Pfendler Family Revocable Living Trust, 2507 Harsh Avenue SE, Massilon, OH 44646; 4,232.644 shares, representing 6.78% of Rockwood Fund's outstanding shares. To the knowledge of Rockwood Fund, no other shareholder then owned, beneficially or of record, more than 5% of its outstanding shares. On the Record Date, the directors and officers of Rockwood Fund owned, as a group, 523.466 shares of Rockwood Fund, representing approximately 0.83% of the outstanding voting securities of Rockwood Fund. Shareholders on the Record Date will be entitled to one vote for each share held on that date.

         ROCKWOOD FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT UPON WRITTEN REQUEST TO ROCKWOOD FUND OR BY CALLING TOLL-FREE AT 1-888-ROCKWOOD.

REQUIRED VOTE

         Approval of the Agreement and Plan of Conversion and Liquidation ("Plan") requires the affirmative vote of a majority of the outstanding shares of Rockwood Fund entitled to vote at the Meeting.

PROPOSAL:  APPROVAL OF AN AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION
           PROVIDING FOR ROCKWOOD FUND TO REORGANIZE INTO ROCKWOOD FUND, INC., A NEWLY FORMED MARYLAND CORPORATION.

         The Board of Directors has approved the Plan, subject to shareholder approval. A copy of the Plan is attached hereto as Exhibit A. The Plan provides in substance for Rockwood Fund, an Idaho corporation, to reorganize into a newly formed Maryland corporation called Rockwood Fund, Inc. ("New Fund"). The fundamental investment objective, policies and limitations of New Fund will be identical to those of Rockwood Fund. New Fund would then enter into an investment management agreement with Rockwood Advisers, Inc. ("Investment Manager") identical to the existing investment management agreement between the Investment Manager and Rockwood Fund except that New Fund would be a Maryland corporation. The

Investment Manager will in turn enter into a subadvisory agreement with Aspen Securities and Advisory, Inc. ("Subadviser") identical to the existing subadvisory agreement with the Subadviser except that it will be in connection with New Fund. New Fund also will enter into a Distribution Agreement and Shareholder Administrative Services Agreement with Investor Service Center, Inc. ("Distributor"), an affiliate of the Investment Manager, a Transfer Agency Agreement and Agency Agreement with DST Systems, Inc., and a Custodian Agreement and a Service and Agency Agreement with Investors Bank & Trust Company. New Fund also will adopt a plan of distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") under the Investment Company Act of 1940, as amended ("1940 Act"), which is identical to Rockwood Fund's existing Rule 12b-1 Plan, except that New Fund would be a Maryland corporation.

REASONS FOR THE REORGANIZATION

         For the reasons set forth below, the Board of Directors, including those Directors who are not "interested persons" (as that term is defined in the 1940 Act) of Rockwood Fund ("Independent Directors"), has determined that the Reorganization is in the best interests of Rockwood Fund and that the interests of the existing shareholders of Rockwood Fund will not be diluted as a result of the Reorganization.

         Reorganizing Rockwood Fund as a Maryland corporation is being proposed because Maryland corporate law has been tailored to address issues unique to mutual funds. As a result, Maryland law offers mutual funds certain advantages not found in the corporate statutes of other states. See "Certain Comparative Information about Rockwood Fund and New Fund" below for a comparative analysis of a Maryland corporation and an Idaho corporation.

         The Board of Directors recommends that shareholders vote for approval of the Plan. Such approval encompasses approval of the Reorganization and authorization of Rockwood Fund as sole shareholder of New Fund to (1) elect the directors of New Fund; (2) approve investment management and subadvisory agreements between New Fund and the Investment Manager and between the Investment Manager and the Subadviser, respectively; (3) approve the Rule 12b-1 Plan for New Fund; and (4) ratify the selection of Tait, Weller & Baker as New Fund's independent certified public accountants for the fiscal year ending October 31, 1997.

THE REORGANIZATION

         In order to accomplish the Reorganization, New Fund has been formed as a Maryland corporation pursuant to Articles of Incorporation dated December 11, 1996. The Reorganization will be accomplished by (1) Rockwood Fund transferring all of its portfolio securities and other assets to New Fund; (2) New Fund, in exchange for Rockwood Fund's assets, issuing to Rockwood Fund the number of full and fractional shares equal to the number of full and fractional shares of Rockwood Fund then outstanding and assuming all the liabilities of Rockwood Fund; and (3) Rockwood Fund distributing to each Rockwood Fund shareholder the number of full and fractional shares (rounded to the third decimal place) equal to the number of full and fractional Rockwood Fund shares held by that shareholder on the Closing Date (as defined below). As soon as practicable after the foregoing transactions, Rockwood Fund will take all steps necessary to liquidate and terminate its legal existence.

         If the Plan is approved by Rockwood Fund's shareholders, it is expected that the Reorganization will be effective on or about March 1, 1997, or on such date as the parties may mutually agree ("Closing Date").

         After approval of the Reorganization, but prior to the issuance of the shares referred to in (2) above, one share of New Fund will be issued to Rockwood Fund. Pursuant to the Plan and as the sole shareholder of New Fund, Rockwood Fund will approve the investment management agreement of New Fund with the Investment Manager and the subadvisory agreement between the Investment Manager and the Subadviser, approve the Rule 12b-1 Plan for New Fund, elect directors of New Fund, and ratify the selection of Tait, Weller & Baker as New Fund's independent certified public accountants, all as described below.

         Upon consummation of the Reorganization, an open account will be established on New Fund's records in the name of each Rockwood Fund shareholder representing the number of shares distributed to such shareholder pursuant to
(3) above at the Closing Date. Certificates, if any, for shares of Rockwood Fund issued prior to the Reorganization will represent the same number of outstanding shares of New Fund following the Reorganization. Shareholders with certificates should safely discard them, as they will be canceled on the Closing Date in exchange for book shares on the records of the transfer agent.

FEDERAL INCOME TAX CONSEQUENCES

         It is anticipated that the Reorganization will be tax-free for federal tax purposes. It is a condition of the Plan that Rockwood Fund and New Fund receive an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that, based upon the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (2) no gain or loss will be recognized to Rockwood Fund on the transfer of its assets to New Fund in exchange solely for New Fund shares and the assumption by New Fund of Rockwood Fund's liabilities or on the distribution of those shares to its shareholders in constructive exchange for their Rockwood Fund shares; (3) no gain or loss will be recognized to New Fund on its receipt of such assets in exchange for the New

Fund shares and its assumption of such liabilities; (4) New Fund's basis for such assets will be the same as the basis of such assets in the hands of Rockwood Fund immediately before the Reorganization; (5) New Fund's holding period for such assets will include the period during which such assets were held by Rockwood Fund; (6) a Rockwood Fund shareholder will recognize no gain or loss on the constructive exchange of all its Rockwood Fund shares solely for New Fund shares pursuant to the Reorganization; (7) a Rockwood Fund shareholder's basis for the New Fund shares received by it in the Reorganization will be the same as the adjusted basis of that shareholder's Rockwood Fund shares to be constructively surrendered in exchange for those New Fund shares; (8) the holding period for New Fund shares received by a shareholder of Rockwood Fund will include that shareholder's holding period for the Rockwood Fund shares constructively surrendered in exchange therefor, provided such Rockwood Fund shares are held as capital assets on the date of the Reorganization; and (9) for purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization (accordingly, the Reorganization will not result in the termination of Rockwood Fund's taxable year, Rockwood Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Rockwood Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization).

CERTAIN COMPARATIVE INFORMATION ABOUT ROCKWOOD FUND AND NEW FUND

         Structure of New Fund. New Fund has been established pursuant to Articles of Incorporation under the laws of the State of Maryland. The fundamental investment objective, policies and limitations of New Fund will be the same as those of Rockwood Fund. New Fund's fiscal year will be the same as that of Rockwood Fund. Prior to the Reorganization, New Fund will have nominal assets and no liabilities. Initially, Rockwood Fund will be the sole shareholder of New Fund.

         Operations of New Fund will be governed by New Fund's Articles of Incorporation and Maryland law rather than by Rockwood Fund's Articles of Incorporation and Idaho law. Certain differences between the two forms of organization are summarized below. As is the case with Rockwood Fund, the operations of New Fund will be subject to the provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder.

         Shares of New Fund and Rockwood Fund. New Fund is authorized to issue up to 1,000,000,000 shares of common stock ($.01 par value). Shares of New Fund will be freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and also by an investor to another investor. Each share will have equal dividend, voting, liquidation and redemption rights with every other share. Shares will have no preemptive, conversion or cumulative voting rights and will not be subject to further call or assessment. Share certificates will not be issued. The Directors of New Fund have the power under the Articles of Incorporation to establish a new series or class of shares. The Directors of New Fund have no present intention of establishing any such new series or classes.

         Rockwood Fund is authorized to issue up to 100,000,000 shares of common stock ($.10 par value). Shares of Rockwood Fund may be freely transferred. Each such share has equal voting rights. Rockwood Fund shares have no preemptive or cumulative voting rights and are not subject to further call or assessment. Rockwood Fund may have certificated or uncertificated shares, or both, as designated by resolution of the Board of Directors.

         Meetings of Shareholders. New Fund's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that New Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the selection of Directors and ratification of the Directors' selection of accountants, although holders of twenty five percent of New Fund's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which a shareholder vote on New Fund's investment management agreement, plan of distribution, or fundamental investment objective, investment policies or investment restrictions is required by the 1940 Act. New Fund's By-Laws permit removal of a director by the affirmative vote of a majority of all votes represented at any stockholders' meeting duly called, provided a quorum is present.

         Idaho law and the By-Laws of Rockwood Fund require an annual meeting of shareholders. Idaho law provides that if the annual meeting is not held within any eighteen-month period, the district court with jurisdiction for the location of the corporation's registered office or principal place of business may order a meeting to be held on the application of any shareholder. A special meeting of shareholders may be called by the board of directors, the holders of at least one-fifth of all the shares entitled to vote at the meeting or such smaller proportion as may be prescribed by the Articles of Incorporation, or such other persons as may be authorized in the Articles of Incorporation or the By-Laws. The By-Laws of Rockwood Fund provide for the president to call a special meeting, although holders of twenty five percent of Rockwood Fund's shares may call a meeting at any time. Idaho law provides that any director or the entire board of directors may be removed by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

         Amendments of Articles of Incorporation. New Fund's Articles of Incorporation generally may only be amended upon adoption of a resolution to that effect by the Directors and approval of such resolution by the holders of a majority of New Fund's outstanding shares. Maryland law, however, permits the Directors to amend the Articles of Incorporation without shareholder approval to change New Fund's name or the name or other designation of any class or series of New Fund.

         According to Idaho law, the Articles of Incorporation of Rockwood Fund may be amended upon (1) adoption of a resolution setting forth the proposed amendment by the Directors; (2) submission of an amendment directly to a vote at a meeting of shareholders by the holders of not less than one-tenth of all the shares entitled to vote at the meeting; or (3) upon the written consent of all the shareholders entitled to vote on the amendment. Idaho law and Rockwood Fund's Articles of Incorporation provide that an amendment must be approved by the affirmative vote of a majority of the outstanding shares of the corporation entitled to vote thereon. Idaho law does not provide the Directors with authority to amend the Articles of Incorporation without shareholder approval to change Rockwood Fund's name or the name or other designation of any class or series of Rockwood Fund.

         Shareholders' Rights of Inspection. Maryland law provides that any shareholder may, during normal business hours, inspect and copy New Fund's By-Laws, minutes of the proceedings of the shareholders, annual statements of affairs and voting trust agreements on file at New Fund's principal office. Maryland law further provides that persons who have been shareholders of record for six months or more and who own at least five percent of New Fund's shares may inspect New Fund's books of account and stock ledger.

         Idaho law provides that any person who shall have been a holder of record of shares for at least six months immediately preceding or shall be the holder of record of at least five percent of all the outstanding shares of the corporation, upon written demand stating the purpose thereof, shall have the right to examine in person, or by agent or attorney, at any reasonable time or times and for any proper purpose its relevant books and records of accounts, minutes and records of shareholders and to make extracts therefrom. Upon the written request of any shareholder, the corporation shall mail to such shareholder its most recent financial statement showing in reasonable detail its assets and liabilities and the results of its operations.

         Shareholder Liability. Maryland law provides that a shareholder or subscriber for stock of a corporation is not obligated to the corporation or its creditors with respect to the stock, except to the extent that the subscription price or other agreed consideration for the stock has not been paid, or liability is imposed under any other provision of Maryland law.

         Idaho law provides that a holder of or subscriber for shares of a corporation shall be under no obligation to the corporation or its creditors with respect to such shares other than the obligation to pay to the corporation the full consideration for which such shares were issued or are to be issued. Further, any person becoming an assignee or transferee of shares or of a subscription for shares in good faith and without knowledge or notice that the full consideration therefor has not been paid shall not be personally liable to the corporation or its creditors for any unpaid portion of such consideration.

         Liability of Directors. New Fund's Articles of Incorporation provide that to the maximum extent permitted by law, no Director shall be liable to New Fund or its stockholders for monetary damages. New Fund's Articles of Incorporation further provide for the indemnification of New Fund's Directors to the full extent permitted by law and New Fund's By-Laws. New Fund's By-Laws generally provide that in accordance with applicable law, New Fund shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he or she is or was a director of New Fund, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted. Maryland law permits a corporation to indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that
(1) the act or omission of the director was material to the matter giving rise to the Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director actually received an improper personal benefit; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Maryland law further provides that under certain conditions, reasonable expenses may be paid or reimbursed by New Fund in advance of the final disposition of the Proceeding.

         Section 30-1-5 of the Idaho Business Corporation Act allows Rockwood Fund to indemnify a director in several situations, including when a director was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason that he or she is or was a director against expenses, judgments, fines and amounts paid in settlement incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The By-Laws of Rockwood Fund require that Rockwood Fund shall indemnify each director and officer to the full extent permitted by Section 30-1-5 of the Idaho Business Corporation Act and by the Articles of Incorporation, and indemnification shall be provided to officers and directors with respect to an action, suit or proceeding arising from an act or omission or alleged act or omission involved in the conduct of his office. The Articles of Incorporation of Rockwood Fund prohibit the protection or indemnification of any director or officer of the corporation against any liability to the corporation or to its shareholders to which he or she would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The foregoing is only a summary of certain differences between the Articles of Incorporation and By-Laws of Rockwood Fund and Idaho law, and of the Articles of Incorporation and By-Laws of New Fund and Maryland law. It is not a complete list of differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. A copy of New Fund's Articles of Incorporation is attached hereto as Exhibit B. Copies of Rockwood Fund's Articles of Incorporation and By-Laws, and New Fund's By-Laws are available to shareholders without charge upon written request to Rockwood Fund at 11 Hanover Square, New York, New York 10005.

INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT FOR NEW FUND

         By voting in favor of the Plan, Rockwood Fund shareholders will be authorizing Rockwood Fund, as sole shareholder of New Fund prior to its Reorganization, to vote such shares of New Fund in favor of approval of New Fund's investment management agreement with the Investment Manager. The terms of the investment management agreement between New Fund and the Investment Manager will be identical to the existing investment management agreement between Rockwood Fund and the Investment Manager, except that New Fund is a Maryland corporation. By voting in favor of the Plan, shareholders of Rockwood Fund also will be authorizing Rockwood Fund, as sole shareholder of New Fund prior to its Reorganization, to vote its shares of New Fund in favor of approval of New Fund's subadvisory agreement with the Subadviser. The terms of the subadvisory agreement will be identical to terms of the existing subadvisory agreement.

         Under New Fund's investment management agreement, the Investment Manager would act as general manager of New Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The Investment Manager would manage the investment and reinvestment of New Fund's assets, subject to the control and oversight of New Fund's Board of Directors.

         For its services, New Fund would pay the Investment Manager a fee at the annual rate of:

           1.00% of the first $200 million of New Fund's average daily net assets .95% of average daily net assets over $200 million up to $400 million .90% of average daily net assets over $400 million up to $600 million .85% of average daily net assets over $600 million up to $800 million .80% of average daily net assets over $800 million up to $1 billion .75% of average daily net assets over $ 1 billion.

     The Investment Manager, whose principal business address is 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group is a publicly-owned company whose securities are listed on the Nasdaq Stock Market and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The principal executive officer of the Investment Manager is Thomas B. Winmill. The Directors of the Investment Manager are Robert D. Anderson, Mark C. Winmill and Thomas B. Winmill. Their respective principal occupations are as officers of Group and its subsidiaries. The address of each Director is 11 Hanover Square, New York, New York 10005.

           Under the terms of New Fund's subadvisory agreement, the Subadviser would advise and consult with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assist in pricing and generally monitoring such investments. In consideration of the Subadviser's services, the Investment Manager, and not New Fund, would pay to the Subadviser a percentage of the Investment Manager's Net Fees. "Net Fees" are defined as the actual amounts received by the Investment Manager as compensation less reimbursements, if any, and waivers of such compensation by the Investment Manager. The amount of the percentage is determined by the grid and accompanying definitions set forth on the following page.

            SUBADVISER'S FEE AS A PERCENTAGE OF INVESTMENT MANAGER'S NET FEES


                              RELATIVE PERFORMANCEA
TOTAL NET ASSETSB                   More than 50 basis points   Within 50 basis points     More than 50 basis
                                         better than ATR                of ATR              points below ATR
Less than or equal to $15,000,000            30%                       20%                       10%
Greater than $15,000,000 and Less
than or equal to $50,000,000                 40%                       30%                       20%
Greater than $50,000,000                     50%                       40%                       30%
-------------------------------------------------------------------------------------------------------------------

           A.  "Relative  Performance"  shall be determined  from  comparing New
Fund's total return with the average total return ("ATR") of funds with the investment objective of "growth" as compiled by Morningstar, Inc., or, if unavailable, another similar service acceptable to the parties and New Fund. The Relative Performance shall be determined as of the last calendar day of each month ("Performance Determination Date") and shall measure the Relative Performance for the most recent three year period ("Measurement Period"), except that (A) for the first twelve months of the subadvisory agreement, Relative Performance shall be based upon annualized returns, the first three Performance Determination Dates shall be the next three calendar quarter ends after the effective date of the subadvisory agreement, and the Measurement Periods shall be the most recent three months and the fourth Performance Determination Date shall be the next calendar quarter end and the Measurement Period shall be the most recent one year period, and (B) for the thirteenth through the twenty-fourth month of the subadvisory agreement, Relative Performance shall be determined as of the last calendar day of each month and shall measure the Relative Performance for the most recent one year period.

B. "Total Net Assets" shall be the total net assets of New Fund as of the Performance Determination Date.

           The Subadviser, whose principal business address is 545 Shoup Avenue, Suite 303, Idaho Falls, Idaho 83405, is controlled by Ross Farmer, by virtue of his ownership of 51% of the Subadviser's outstanding voting stock. The address of Mr. Farmer is 545 Shoup Avenue, Suite 303, Idaho Falls, Idaho 83405. In addition to Mr. Farmer's ownership interest in the Subadviser, Glad Partnership, the partners of which are Mr. Farmer's children, owns 23% of the Subadviser's outstanding voting stock. The address of Glad Partnership is P.O. Box 50313, Idaho Falls, Idaho 83405.

           The principal executive officer and directors of the Subadviser, their respective offices and principal occupations are set forth below.

Ross H. Farmer--Director and President. Mr. Farmer's principal occupation is as an investment adviser.

Ronald W. Kiehn--Director. Mr. Kiehn's principal occupation is as President and controlling shareholder of Rimrock, Inc., a consulting and investment firm.

NEW FUND'S DIRECTORS AND OFFICERS

           Subject to the provisions of the Articles of Incorporation, the business of New Fund is managed by its Directors, who serve indefinite terms and who have all powers necessary or convenient to carry out that responsibility. The Directors and officers of New Fund will be identical to the Directors and officers of Rockwood Fund. The names of the Directors and officers of New Fund, their respective offices, and principal occupations during the last five years are set forth below. By voting in favor of the Plan shareholders will be authorizing Rockwood Fund, as sole shareholder of New Fund prior to its Reorganization, to vote in favor of the following persons as Directors of New Fund.

BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of seven of the other investment companies advised by the Investment Manager and its affiliates (collectively, the "Complex") and of Group, the parent of the Investment Manager. He was born February 10, 1930. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.

ROBERT D. ANDERSON* -- Vice Chairman and Director. He is Vice Chairman and a Director of the other investment companies in the Complex and of the Investment Manager and its affiliates. He was born December 7, 1929. He is a member
                                      - 6 -
of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the National Association of Securities Dealers, Inc.

RUSSELL E. BURKE III -- Director. 900 Park Avenue, New York, NY 10021. He was born August 23, 1946. He is President of Russell E. Burke III, Inc. Fine Art, New York, New York. From 1988 to 1991, he was President of Altman Burke Fine Arts, Inc. From 1983 to 1988, he was Senior Vice President of Kennedy Galleries. He is also a Director of six other investment companies in the Complex.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Group, LLC specializing in financial, estate and insurance matters. From March 1995 to December 31, 1995, he was President of Huber Hogan Knotts Consulting, Inc. From 1990 to March 1995, he was President of Huber-Hogan Associates. From 1988 to 1990, he was Chairman of Bruce Huber Associates. He was born February 7, 1930. He is also a Director of eight other investment companies in the Complex.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Kenny, Kindler, Hunt & Howe, Inc., executive recruiting consultants. He was born December 14, 1930. From 1976 until 1983 he was Vice President of Russell Reynolds Associates, Inc., also executive recruiting consultants. He is also a Director of eight other investment companies in the Complex.

FREDERICK A. PARKER, JR. -- Director. 219 East 69th Street, New York, NY 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He was born November 14, 1926. He is also a Director of eight other investment companies in the Complex.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He was born February 9, 1923. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of eight other investment companies in the Complex.

MARK C. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and Chief Financial Officer. He is Chief Financial Officer of the Investment Manager and certain of its affiliates. He is also a Director of five other investment companies in the Complex. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is the brother of Thomas B. Winmill. He was born November 26, 1957.

THOMAS B. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and General Counsel. He is President of the Investment Manager and the Distributor, and of their affiliates. He is also a Director of six other investment companies in the Complex. He was associated with the law firm of Harris, Mericle & Orr from 1984 to 1987. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a brother of Mark C. Winmill. He was born June 25, 1959.

           The executive officers of New Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

MARK C. WINMILL -- Co-President, Co-Chief Executive Officer and Chief Financial Officer. (see biographical information above).

THOMAS B. WINMILL -- Co-President, Co-Chief Executive Officer and General Counsel (see biographical information above).

ROBERT D. ANDERSON -- Vice Chairman (see biographical information above).

STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director - Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993, he was Director, Bond Arbitrage at WG Trading Company and from 1989 to 1992, he was Vice President of Wilkinson Boyd Capital Markets. He was born March 1, 1955.

BRETT B. SNEED, CFA -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. He is a Chartered Financial Analyst, a member of the Association for Investment Management and Research and a member of the New York Society of Security Analysts. From 1986 to 1988, he managed private accounts, from 1981 to 1986, he was Vice President of Morgan Stanley Asset Management, Inc. and prior thereto was a portfolio manager and member of the Finance and Investment Committees of American International Group, Inc., an insurance holding company. He was born June 11, 1941.

JOSEPH LEUNG, CPA -- Treasurer and Chief Accounting Officer. He is Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand LLP, a public accounting firm. From 1991 to 1995, he was the accounting supervisor at Retirement Systems Group, a mutual fund company. From 1987 to 1991, he held various positions with Ernst & Young, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

WILLIAM J. MAYNARD -- Vice President and Secretary. He is Vice President and Secretary of the Investment Manager and its affiliates. From 1991 to 1994, he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He is a member of the New York State Bar. He was born September 13, 1964.

* Bassett S. Winmill, Robert D. Anderson, Mark C. Winmill and Thomas B. Winmill are "interested persons" of New Fund as defined by the 1940 Act, because of their positions with the Investment Manager.

PLAN OF DISTRIBUTION

           New Fund's Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"). By voting in favor of the Plan, shareholders of Rockwood Fund will be authorizing Rockwood Fund, as sole shareholder of New Fund prior to its Reorganization, to vote such shares of New Fund in favor of the approval of the 12b-1 Plan. The 12b-1 Plan will be identical to the plan of distribution adopted by Rockwood Fund pursuant to Rule 12b-1 under the 1940 Act except that New Fund is a Maryland corporation. Under the 12b-1 Plan, New Fund would be authorized to pay the Distributor, as compensation for the Distributor's distribution and service activities, a fee at an annual rate of 0.25% of New Fund's average daily net assets. The 12b-1 Plan, if approved, will remain in effect for one year from the date of such approval, and thereafter from year to year so long as it is approved by a majority of New Fund's entire Board of Directors, including a majority of those Directors who are not "interested persons" of New Fund as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan unless sooner terminated according to its terms.

NEW FUND'S AUDITORS

           Tait, Weller & Baker has been selected by the Board of Directors in the manner provided for by the 1940 Act as New Fund's independent public accountants for New Fund's fiscal year ending October 31, 1997, subject to the right of New Fund to terminate such employment at any time without penalty by a vote of a majority of New Fund's outstanding shares. Tait, Weller & Baker also serve as the independent public accountant for Rockwood Fund and for the Investment Manager and its affiliates.

           By voting in favor of the Plan, shareholders of Rockwood Fund will be authorizing Rockwood Fund, as sole shareholder of New Fund prior to its Reorganization, to vote such shares of New Fund in favor of ratifying the selection of Tait, Weller & Baker as the independent accountants for New Fund.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

                              SHAREHOLDER PROPOSALS

           Rockwood Fund is required to hold an annual meeting of shareholders. As a Maryland corporation, New Fund is not currently required to hold an annual meeting in any year in which the election of directors is not required to be acted upon by the provisions of the 1940 Act. Any shareholder who wishes to submit proposals to be considered at future meetings of shareholders should send such proposals to Rockwood Fund at 11 Hanover Square, New York, New York 10005. Submission of a proposal does not necessarily mean that such proposal will be included. Inclusion of such proposals is subject to limitations under the Federal securities laws.

                                 OTHER BUSINESS

           No other business may come before this Special Meeting or any adjournment thereof. In addition to solicitations through the mails, Rockwood Fund may, if necessary to obtain the requisite representation of shareholders, solicit proxies by telephone, telefacsimile and personal interview by employees or through securities dealers. The cost of soliciting proxies, including the preparation and mailing of the proxy and proxy statement and including reimbursement to dealers and others who forward proxy material to their clients, will be borne by the Investment Manager.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE- PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    EXHIBIT A

                AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION

           This AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION ("Agreement") is made this 20th day of December, 1996, by and between The Rockwood Growth Fund, Inc. ("Rockwood Fund"), a corporation organized under the laws of the State of Idaho, and Rockwood Fund, Inc. ("New Fund"), a corporation organized under the laws of the State of Maryland (each a "Fund" and collectively "Funds").

           WHEREAS, Rockwood Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

           WHEREAS, Rockwood Fund was organized pursuant to Articles of Incorporation dated March 7, 1985, and presently is authorized to issue 100,000,000 shares of common stock, $.10 par value ("Rockwood Fund Shares"); and

           WHEREAS, New Fund was organized pursuant to Articles of Incorporation dated December 11, 1996, and presently is authorized to issue 1,000,000,000 shares of common stock, $.01 par value ("New Fund Shares"); and

           WHEREAS, Rockwood Fund desires to change its place of organization from Idaho to Maryland (by converting from an Idaho corporation to a Maryland corporation) through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"); and

           WHEREAS, Rockwood Fund desires to accomplish such change by transferring all of its assets to New Fund (which was established solely for the purpose of acquiring such assets and continuing Rockwood Fund's business) in exchange solely for the assumption by New Fund of all of Rockwood Fund's liabilities and the issuance to Rockwood Fund of New Fund Shares, which shares Rockwood Fund will thereupon distribute pro rata to its shareholders in complete liquidation, all in accordance with the procedures and subject to the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes) (all such transactions being herein referred to as the "Reorganization").

           NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

           1.  Plan of Conversion and Liquidation

           (a) Rockwood Fund will convey, transfer and deliver to New Fund at the Closing (as defined in Section 2 hereof) all of its then existing assets. In consideration therefor, New Fund shall at the Closing (i) assume all of Rockwood Fund's liabilities and obligations, whether absolute, accrued, contingent or otherwise, and including all fees and expenses in connection with the transactions contemplated hereby, including, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, and (ii) issue and deliver to Rockwood Fund full and fractional New Fund Shares, equal in number to the number of full and fractional Rockwood Fund Shares then outstanding.

           (b) Upon consummation of the transaction described in paragraph (a) of this Section 1, the New Fund Share acquired by Rockwood Fund pursuant to
Section 4(e) hereof shall be redeemed by New Fund for $1.00 and Rockwood Fund will constructively distribute in complete liquidation, pro rata to its shareholders of record as of the Closing Date (as defined in Section 2 hereof) in exchange for their Rockwood Fund Shares, the New Fund Shares received by Rockwood Fund pursuant to paragraph (a) of this Section 1. Such distribution will be accomplished by the establishment of an open account on the share records of New Fund in the name of each such shareholder representing the respective pro rata number of full and fractional New Fund Shares due such shareholder. Fractional New Fund Shares will be rounded to the third decimal place. Certificates representing New Fund Shares may or may not be issued as determined by the directors of New Fund. Simultaneously with such crediting of New Fund Shares to such Rockwood Fund shareholders, their Rockwood Fund Shares shall be canceled.

           (c) As soon as practicable after the foregoing transactions, Rockwood Fund shall file Articles of Dissolution for record with the State of Idaho and shall take, in accordance with the laws of the State of Idaho, all other steps as shall be necessary and proper to liquidate and terminate its legal existence.

           2. Closing and Closing Date. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall take place beginning at 10:00 a.m., local time, on February 28, 1997 ("Closing Date"), at the offices of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W. -- 2nd Floor, Washington, D.C., or at such other time, date or place as the Funds may mutually agree.

           3.  Representations and Warranties.

           Rockwood Fund represents and warrants as follows:

           (a) Rockwood Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Idaho, and its Articles of Incorporation are on file with the State of Idaho;

     (b) Rockwood Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

           (c) Rockwood Fund qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

           (d) There is no plan or intention of Rockwood Fund shareholders who own 5% or more of the Rockwood Fund Shares -- and, to the best of Rockwood Fund's management's knowledge, there is no plan or intention of the remaining Rockwood Fund shareholders -- to redeem or otherwise dispose of any portion of the New Fund Shares to be received by them in the Reorganization;

     (e) The liabilities of Rockwood Fund to be assumed by New Fund were incurred by Rockwood Fund in the ordinary course of its business;

           (f) Rockwood Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 386(a)(3)(A) of the Code;

           (g) Not more than 25% of the value of Rockwood Fund's total assets (excluding cash and cash items (including receivables) and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value thereof is invested in the stock and securities of five or fewer issuers;

     (h) New Fund Shares are not being acquired for the purposes of making any distribution thereof, other than in accordance with the terms of this Agreement; and
           (i) As of the Closing, Rockwood Fund will not have outstanding any warrants, options, convertible securities or any other type of rights pursuant to which any purchaser could acquire Rockwood Fund shares.

     (j) Rockwood Fund will be liquidated immediately after consummation of the Reorganization.

           New Fund represents and warrants as follows:

           (a) New Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and its Articles of Incorporation are on file with the Department of Assessments and Taxation of the State of Maryland;

           (b) New Fund will be duly registered as an open-end management investment company under the 1940 Act on or before the Closing Date, and such registration will be in full force and effect on the Closing Date;

(c) New Fund has not commenced operations and will not commence operations until after the Closing;

(d) New Fund will meet all the requirements to qualify for treatment as a RIC for its current taxable year;

           (e) Prior to the Closing, there will be no issued and outstanding New Fund Shares or any other securities issued by New Fund, except as provided in
Section 4(e);

           (f) No consideration other than New Fund Shares (and New Fund's assumption of Rockwood Fund's liabilities) will be issued in exchange for Rockwood Fund's assets.

           (g) New Fund does not have a plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than through redemptions arising in the ordinary course of such business;

           (h) New Fund (i) will actively continue the business of Rockwood Fund in substantially the same manner that Rockwood Fund conducted it immediately before the Reorganization, (ii) has no plan or intention to sell or otherwise dispose of any of the assets to be acquired by it in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain its status as a RIC and (iii) expects to retain substantially all such assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

           (i) There is no plan or intention for New Fund to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization; and

           (j) Immediately after the Reorganization, (i) not more than 25% of the value of New Fund's total assets (excluding cash and cash items (including receivables) and U.S. government securities) will be invested in the stock and securities of any one issuer, and (ii) not more than 50% of the value thereof will be invested in the stock and securities of five or fewer issuers.

           Each Fund represents and warrants as follows:

           (a) The fair market value of the New Fund Shares, when received by Rockwood Fund shareholders, will be approximately equal to the fair market value of their Rockwood Fund Shares constructively surrendered in exchange therefor;

           (b)  Immediately   following   consummation  of  the  Reorganization,
Rockwood Fund shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Rockwood Fund Shares immediately prior to the Reorganization;

     (c) Each Rockwood Fund shareholder will pay his or her own expenses, if any, incurred in connection with the Reorganization;

           (d) Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to Rockwood Fund shareholders who receive cash or other property and assets used to pay expenses incurred in connection with the Reorganization, which excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Rockwood Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets --and be subject to the same liabilities that Rockwood Fund held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

           (e) The fair market value on a going-concern basis of the assets to be transferred by Rockwood Fund to New Fund will equal or exceed Rockwood Fund's liabilities to be assumed by New Fund plus any liabilities to which the transferred assets are subject; and

     (g) There is no intercompany indebtedness between the Funds that was issued or acquired, or it will be settled, at a discount.

           4. Conditions Precedent. The obligations of each Fund to effectuate the transactions contemplated hereby shall be subject to (i) performance by the other party of all its obligations to be performed hereunder on or before the Closing Date, (ii) all representations and warranties of the other party contained in this Agreement being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, and (iii) the further conditions that on or before the Closing Date:

           (a) All necessary filings shall have been made with the Securities and Exchange Commission ("Commission") and state securities commissions, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated by this Agreement.

           (b) One or more post-effective amendments to Rockwood Fund's registration statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the 1940 Act containing (i) such amendments to the Registration Statement as are determined by the directors of each Fund to be necessary and appropriate as a result of this Agreement and (ii) the adoption by New Fund, as its own, of the Registration Statement, as so amended, shall have been filed with the Commission, and such post-effective amendment or amendments to the Registration Statement shall have become effective.

           (c) Each party shall have received an opinion from Kirkpatrick & Lockhart LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel). Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) no gain or loss will be recognized to Rockwood Fund on the transfer of its assets to New Fund in exchange solely for New Fund Shares and the assumption by New Fund of Rockwood Fund's liabilities or on the distribution of those shares to its shareholders in constructive exchange for their Rockwood Fund Shares; (iii) no gain or loss will be recognized to New Fund on its receipt of such assets in exchange for the New Fund Shares and its assumption of such liabilities; (iv) New Fund's basis for such assets will be the same as the basis of such assets in the hands of Rockwood Fund immediately before the Reorganization; (v) New Fund's holding period for such assets will include the period during which such assets were held by Rockwood Fund; (vi) a Rockwood Fund shareholder will recognize no gain or loss on the constructive exchange of all such shareholder's Rockwood Fund Shares solely for New Fund Shares pursuant to the Reorganization; (vii) a Rockwood Fund shareholder will recognize no gain or loss on the constructive exchange of all his Rockwood Fund Shares solely for New Fund Shares pursuant to the Reorganization; (viii) a Rockwood Fund shareholder's basis for the New Fund Shares to be received by the shareholder in the Reorganization will be the same as the adjusted basis of that shareholder's Rockwood Fund Shares to be constructively surrendered in exchange for those New Fund Shares; (ix) the holding period for the New Fund Shares received by a shareholder of Rockwood Fund will include that shareholder's holding period for the Rockwood Fund Shares constructively surrendered in exchange therefor, provided such Rockwood Fund Shares are held as capital assets on the date of the Reorganization; and (x) for purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization (accordingly, the Reorganization will not result in the termination of Rockwood Fund's taxable year, Rockwood Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Rockwood Fund's taxable year before the
Reorganization will be included in New Fund's taxable year after the Reorganization).

           (d) Rockwood Fund shall have prepared a proxy statement in compliance with the Securities Exchange Act of 1934 and the 1940 Act in connection with a meeting of its shareholders for the purpose, inter alia, of voting on the Reorganization and this Agreement; and the Reorganization and this Agreement shall have been adopted and approved by the affirmative vote of the holders of the requisite number of the outstanding Rockwood Fund Shares entitled to vote thereon as required by law at the time such vote is taken.

           (e) Prior to the Closing, the directors of New Fund shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Rockwood Fund in consideration of the payment of $1.00 for the purpose of enabling Rockwood Fund to vote on the matters referred to in paragraphs (f), (g) and (h) of this Section 4.

           (f) New Fund shall have entered into an Investment Management Agreement with Rockwood Advisers, Inc., a Distribution Agreement with Investor Service Center, Inc., a Shareholder Administrative Service Agreement with Investor Service Center, Inc., a Transfer Agency Agreement and an Agency Agreement with DST Systems, Inc., and a Custodian Agreement and a Service and Agency Agreement with Investors Bank & Trust Company and shall have approved a Sub- Advisory Agreement between Rockwood Advisers, Inc. and Aspen Securities and Advisory, Inc. Each such agreement shall have been approved by the directors of New Fund and, to the extent required by law, by such of those directors who are not "interested persons" of New Fund as defined in the 1940 Act, and by Rockwood Fund as the sole shareholder of New Fund.

           (g) The directors of New Fund who are not "interested persons" of New Fund, as defined in the 1940 Act, shall have selected Tait, Weller & Baker as independent public accountants for New Fund, and such selection shall have been ratified by Rockwood Fund as the sole shareholder of New Fund.

     (h) Rockwood Fund as the sole shareholder of New Fund shall have elected the directors of New Fund.

At any time prior to the Closing, any of the foregoing conditions, except that set forth in paragraph (d) of this Section 4, may be waived by the directors of either Fund if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of Rockwood Fund.

     5. Amendment. This Agreement may be amended at any time by action of the directors of either Fund notwithstanding approval thereof by the shareholders of Rockwood Fund, provided that no amendment shall have a material adverse effect on the interests of such shareholders.

           6. Termination. The directors of either Fund may terminate this Agreement and abandon the Reorganization notwithstanding approval thereof by the shareholders of Rockwood Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Agreement inadvisable.

     7. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Maryland; provided that, in the case of any conflict between the 1940 Act and Maryland laws, the 1940 Act shall govern.

           IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Conversion and Liquidation to be executed and delivered by their duly authorized officers as of the day and year first written above.


[signatures omitted]

                                    EXHIBIT B

                            ARTICLES OF INCORPORATION
                                       OF
                               ROCKWOOD FUND, INC.


     FIRST:  (1) The name and address of the  incorporator of the Corporation is as follows:
                 -----

                        R. Darrell Mounts
                        1800 Massachusetts Avenue, N.W.
                        2nd Floor
                        Washington, D.C.  20036-1800

       (2)      Said incorporator is over eighteen years of age.

     (3) Said incorporator is forming a corporation under the general laws of the State of Maryland.

SECOND:The name of the Corporation is:

                ROCKWOOD FUND, INC.

THIRD: (1)      The Corporation is formed for the following purpose or purposes:
-----

(a) To  conduct,  operate and carry on the  business  of an open-end  management
investment   company  registered  as  such  with  the  Securities  and  Exchange
Commission pursuant to the Investment Company Act of 1940, as amended; and

(b) To exercise and enjoy all powers, rights and privileges granted to and conferred upon corporations by the Maryland General Corporation Law, now or hereafter in force.

(2) The foregoing clauses shall be construed as powers as well as objects and purposes.

FOURTH: The address of the principal office of the corporation within the State of Maryland is 11 East Chase Street, Baltimore, Maryland 21202, and the resident agent of the Corporation in the State of Maryland at this address is CSC Lawyers Incorporating Service Company.

FIFTH: (1) The total number of shares of capital stock which the Corporation has authority to issue is one billion (1,000,000,000) ($.01) par value per share ("Shares"), having an aggregate par value of $10,000,000.

           The Board of Directors of the Corporation shall have full power and authority to create and establish and to classify or to reclassify, as the case may be, any Shares of the Corporation in separate and district series ("Series") and classes of Series ("Classes"). The Shares of said Series or Classes of stock shall have such preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. The establishment of any Series or Class shall be effective upon the adoption of a resolution by the Board of Directors setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Directors may abolish that Series or Class and the establishment and designation thereof.

           The Board of Directors is hereby expressly granted authority to increase or decrease the number of Shares of any Series or Class, but the number of Shares of any Series or Class shall not be decreased by the Board of Directors below the number of Shares thereof then outstanding, and, from time to time to designate or redesignate the name of any Class or Series whether or not Shares of such Class or Series are outstanding. The Corporation may hold as treasury shares, reissue for such consideration and on such terms as the Board of Directors may determine, or cancel, at their discretion from time to time, any Shares reacquired by the Corporation. No holder of any of the Shares shall be entitled as of right to subscribe for, purchase, or otherwise acquire any Shares of the Corporation which the Corporation proposes to issue or reissue.

           The Corporation shall have authority to issue any additional Shares hereafter authorized by resolution of the Board of Directors and any Shares redeemed or repurchased by the Corporation. All Shares of any Series or Class when properly issued in accordance with these Articles of Incorporation shall be fully paid and nonassessable.

                    (2) The Board of Directors is hereby authorized to issue and sell from time to time Shares of the Corporation for cash or securities or other property as the Board of Directors may deem advisable in the manner and to the extent now or hereafter permitted by the laws of the State of Maryland; provided, however, that the consideration per share (exclusive of any selling commission) to be received by the Corporation upon the issuance or sale of any Shares of its capital stock shall not be less than the par value per share and shall not be less than the net asset value per share of such capital stock determined as hereinafter provided. No such Shares, whether now or hereafter authorized, shall be required to be first offered to the then existing stockholders and no stockholder shall have any preemptive right to purchase or subscribe to any unissued shares of the Corporation's capital stock or for any additional shares whether now or hereafter authorized.

                    (3) At all meetings of stockholders, each holder of Shares shall be entitled to one vote for each Share standing in the holder's name on the books of the Corporation on the date fixed in accordance with the By-Laws for determination of stockholders entitled to vote thereat; provided, however, that when required by the Investment Company Act of 1940 or rules thereunder or when the Board of Directors has determined that the matter affects only the interest of one Series or Class, matters may be submitted to a vote of the holders of Shares of a particular Series or Class, and each holder of Shares thereof shall be entitled to votes equal to the Shares of the Series or Class standing in the holder's name on the books of the Corporation. The presence in person or by proxy of the holders of one-third (1/3) of the Shares outstanding and entitled to vote shall constitute a quorum at any meeting of the stockholders except where a matter is to be voted on by a Series or Class, one-third of the Shares of that Series or Class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that Series or Class.

                    (4) Each holder of Shares shall be entitled at such times as may be permitted by the Corporation to require the Corporation to redeem any or all of the holder's Shares at a redemption price per share equal to the net asset value per share less such charges as are determined by the Board of Directors, at such time as the Board of Directors shall have prescribed by resolution. The Board of Directors may specify conditions, prices, places and manner and form of payment of redemption, and may specify requirements for the proper form or forms of requests for redemption. The Board of Directors may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Corporation to redeem Shares during any period or at any time when and to the extent permissible under the Investment Company Act of 1940.

                    (5) The Board of Directors may cause the Corporation to redeem at current net asset value all Shares owned or held by any one stockholder having an aggregate current net asset value of any amount. Such redemptions shall be effected in accordance with such procedures as the Board of Directors may adopt. Upon redemption of Shares pursuant to this Section, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of Shares to be redeemed.

                    (6) Dividends and distributions on Shares may be declared, calculated and paid with such frequency and in such form, manner and amount as the Board of Directors may from time to time determine.

                    (7) Net asset value, as used herein, shall be determined on such days and at such times and by such methods as the Board of Directors shall determine, subject to the Investment Company Act of 1940 and the applicable rules and regulations promulgated thereunder. Such determination may be made on a Series-by-Series basis or made or adjusted on a Class-by-Class basis, as appropriate.

SIXTH: Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all Shares of the Corporation to take or authorize any action, any action (including amendment of these Articles of Incorporation) may be taken or authorized by the Corporation upon the affirmative vote of a majority of the Shares entitled to vote thereon.

SEVENTH: (1) To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) as currently in effect or as may hereafter be amended:

(a) No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages; and

(b) The Corporation shall indemnify and advance expenses as provided in the By-Laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent in similar capacities for other entities.

                    (2) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

                    (3) Any repeal or modification of this Article SEVENTH, by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Section, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any director or officer of the Corporation or indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

EIGHTH: (1) All corporate powers and authority of the Corporation shall be vested in and exercised by the Board of Directors except as otherwise provided by statute, these Articles, or the By-Laws of the Corporation. The Corporation shall have at least three directors; provided that if there is no stock outstanding, the number of directors may be less than three but not less than one. The number of directors shall never be less than the number prescribed by the General Corporation Law of the State of Maryland.

                    (2) Thomas B. Winmill shall act as sole director of the Corporation until the first annual meeting or until his successor is duly chosen and qualified.

                    (3) Subject to the provisions of these Articles of Incorporation and the provisions of the Investment Company Act of 1940, any director, officer or employee, individually, or any partnership of which any director, officer or employee may be a member, or any corporation or association of which any director, officer or employee of this Corporation may be an officer, director, trustee, employee or stockholder may be a party to or may be pecuniarily interested in any contract or transaction of the Corporation, and in the absence of fraud, no contract or other transaction shall be thereby affected or invalidated, provided that the facts shall be disclosed or shall have been known to the Board of Directors or a majority thereof and any director of the Corporation who is so interested or who is also a director, officer, trustee, employee or stockholder of such corporation or association or a member of such partnership which is so interested may be counted in determining the existence of a quorum at any meeting of the Directors of the Corporation which shall authorize any such contract or transaction and may vote thereat on any such contract or transaction with like force and effect as if he were not such director, officer, trustee, employee or stockholder of such corporation or association so interested or not a member of a partnership so interested, or so interested individually.

           IN WITNESS WHEREOF, the undersigned has adopted and signed these Articles of Incorporation on this 11th day of December, 1996 and hereby acknowledges the same to be his act and that to the best of his knowledge, information and belief, all matters and facts stated herein are true in all material respects and that he is making this statement under the penalties of perjury.



[signature omitted]

                         THE ROCKWOOD GROWTH FUND, INC.
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

         The undersigned hereby appoints Robert D. Anderson and Thomas B. Winmill, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Rockwood Growth Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of the Fund, 11 Hanover Square, New York, New York 10005 on February 21, 1997 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated January 30, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

         A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                           Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


                              __________________________________ (L.S.)
                              Signature

                              __________________________________ (L.S.)
                              Signature

                              Dated ___________________________, 1997

                              To avoid the delay
                              of adjourning  the
                              meeting,    please
                              return  this proxy
                              promptly   in  the
                              enclosed   postage
                              paid envelope.

         Please indicate your vote by an "X" in the appropriate box below.

         This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. Please refer to the Proxy Statement for a discussion of the proposal.

         APPROVAL OF AN AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION PROVIDING FOR ROCKWOOD FUND TO REORGANIZE INTO ROCKWOOD FUND, INC., A NEWLY FORMED MARYLAND CORPORATION.


                        |_| FOR           |_| AGAINST           |_| ABSTAIN